UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The accompanying unaudited pro forma condensed combined financial statements present the pro forma consolidated financial position and results of operations of the combined company following the completion of the merger of ECB with and into Crescent (the “ECB Merger”). The unaudited pro forma condensed combined financial statements are based upon the historical financial statements of Crescent and ECB, as applicable, after giving effect to the adjustments described in the following footnotes, and are intended to reflect the impact of each of the ECB Merger on Crescent.

The unaudited pro forma condensed combined balance sheet reflects the ECB Merger as if it had been consummated on December 31, 2012 and includes pro forma adjustments for preliminary valuations of certain assets and liabilities by Crescent management pursuant to the purchase method of accounting. These adjustments are subject to further revision upon completion of the valuations.

The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2011 combine Crescent’s historical results for the year ended December 31, 2011 with ECB’s historical results for the year ended December 31, 2011. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2012 combine Crescent’s historical results for the year (which includes both a predecessor and successor period) with ECB’s historical results for the year ended December 31, 2012. The unaudited pro forma statements of operations give effect to the ECB Merger as if it had taken place on January 1, 2011, the beginning of the earliest period presented.

The accompanying unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and do not reflect the realization of potential cost savings, revenue synergies or any potential restructuring costs. Certain cost savings and revenue synergies may result from the ECB Merger. However, there can be no assurance that these cost savings or revenue synergies will be achieved. Cost savings, if achieved, could result from, among other things, changes in corporate infrastructure and governance, the elimination of duplicative operating systems, and the combination of regulatory and financial reporting requirements under one state-chartered bank. The pro forma information is not necessarily indicative of what the financial position or results of operations actually would have been had the ECB Merger been completed at the dates indicated. In addition, the unaudited pro forma combined financial information does not purport to project the future financial position or operating results of the combined company following the ECB Merger.

Pro Forma Adjustments

With respect to the pro forma estimates relating to the ECB Merger, the historical consolidated financial information has been adjusted to give effect to pro forma events that are (1) directly attributable to the merger, (2) factually supportable, and (3) with respect to the statement of operations, expected to have a continuing impact on the combined results. Crescent has not included a pro forma adjustment to the unaudited pro forma condensed combined statement of operations for the years ended December 31, 2011 to eliminate ECB’s historical charges for its core system conversion and its securities purchase agreement termination. Although these items are not expected to have a continuing impact on the combined results, they are not directly affected by the merger and therefore have not been eliminated. Crescent has also not adjusted ECB’s historical credit losses although such expenses may have been materially different had purchase accounting been applied to a merger on January 1, 2011, the beginning of the earliest period presented.

The pro forma adjustments reflecting the completion of the ECB Merger are based upon the purchase method of accounting in accordance with Section 805 of the FASB Codification and upon the assumptions set forth in the notes to the unaudited pro forma condensed combined financial statements. The unaudited pro forma condensed combined balance sheet has been adjusted to reflect the preliminary allocation of the purchase price to identifiable net assets acquired. The purchase price was calculated based upon $3.94 per share, which was the closing trading price of Crescent’s common stock on March 28, 2013, which was the last trading date prior to the ECB Merger on April 1, 2013. The purchase price allocation adjustments and related amortization reflected in the following unaudited pro forma combined financial statements are preliminary and have been made solely for the purpose of preparing these statements.

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Crescent expects to incur costs associated with integrating ECB. The unaudited pro forma condensed combined financial statements do not reflect the cost of any integration activities or benefits that may result from synergies that may be derived from any integration activities.

You should read this information in conjunction with the:

•	historical audited consolidated financial statements of Crescent as of December 31, 2012 (Successor) and December 31, 2011 (Predecessor) and for the period from February 1 to December 31, 2012 (Successor), the period from January 1 to January 31, 2012 (Predecessor), and the year ended December 31, 2011 (Predecessor) included in the Company’s 2012 Form 10-K;

•	historical audited consolidated financial statements of ECB as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011 and 2010 included in this Form 8-K; and

•	accompanying notes to the unaudited pro forma condensed combined financial statements.

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CRESCENT FINANCIAL BANCSHARES, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF DECEMBER 31, 2012

REFLECTING THE ECB MERGER WITH CRESCENT

(in thousands)

	Crescent Financial Bancshares, Inc. (As Reported)	ECB Bancorp, Inc. (As Reported)	Adjustments to Reflect ECB Bancorp, Inc. Merger (a)	Crescent Financial Bancshares, Inc. (Pro Forma)
ASSETS
Cash and due from banks	$15,735	$15,940	$-	$31,675
Interest-earning deposits with banks	7,978	61	-	8,039
Federal funds sold	26,750	20,080	-	46,830
Investment securities available for sale	136,311	294,771	-	431,082
Investment securities held to maturity	180	-	-	180
Loans held for sale	16,439	3,917	-	20,356
Loans, net of allowance for loan losses	759,418	499,099	(24,728)	1,233,789
Federal Home Loan Bank stock	2,307	3,790	-	6,097
Premises and equipment, net	17,351	25,569	(2,000)	40,920
Bank-owned life insurance	19,976	12,156	-	32,132
Foreclosed assets	5,837	6,413	(1,872)	10,378
Deferred tax asset, net	36,659	5,857	11,381	53,897
Goodwill	26,254	-	-	26,254
Other intangible assets, net	2,376	-	3,000	5,376
Accrued interest receivable and other assets	11,654	11,970	-	23,624
Total assets	$1,085,225	$899,623	$(14,219)	$1,970,629

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Non-interest bearing	$71,613	$142,293	$-	$213,906
Interest bearing	801,609	609,373	3,500	1,414,482
Total deposits	873,222	751,666	3,500	1,628,388
Securities sold under agreements to repurchase	-	5,442	-	5,442
Short-term borrowings	7,500	37,500	-	45,000
Long-term debt	19,864	16,000	460	36,324
Accrued interest payable and other liabilities	10,698	5,550	-	16,248
Total liabilities	911,284	816,158	3,960	1,731,402
Stockholders’ equity
Preferred stock, no par value	24,657	17,620	(1,017)	41,260
Common stock, $0.001 par value	36	10,167	(10,157)	46
Common stock warrants	1,325	878	(664)	1,539
Additional paid-in capital	147,510	26,024	22,435	195,969
Accumulated deficit	(1,405)	27,855	(27,855)	(1,405)
Accumulated other comprehensive income	1,818	921	(921)	1,818
Total stockholders’ equity	173,941	83,465	(18,179)	239,227
Total liabilities and stockholders’ equity	$1,085,225	$899,623	$(14,219)	$1,970,629

See See “Notes to Unaudited Pro Forma Condensed Combined Financial Statements” below for additional information.

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CRESCENT FINANCIAL BANCSHARES, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2012

REFLECTING THE ECB MERGER WITH CRESCENT

(in thousands, except per share amounts)

	Crescent Financial Bancshares, Inc. (As Reported for Predecessor Period from January 1 to January 31, 2012)	Crescent Financial Bancshares, Inc. (As Reported for Successor Period From February 1 to December 31, 2012)	Crescent Financial Bancshares, Inc. (As Adjusted for Combined Period)	ECB Bancorp, Inc. (As Reported)	Adjustments to Reflect ECB Bancorp, Inc. Merger		Crescent Financial Bancshares, Inc. (Pro Forma)
INTEREST INCOME
Loans	$3,807	$39,717	$43,524	$26,139	$(500	)(b)	$69,163
Investment securities	395	3,717	4,112	7,694	-		11,806
Federal funds sold and interest-earning deposits	4	85	89	24	-		113
Total interest income	4,206	43,519	47,725	33,857	(500)		81,082
INTEREST EXPENSE
Deposits	530	5,086	5,616	6,215	(1,167	)(c)	10,664
Short-term borrowings	-	19	19	387	-		406
Long-term debt	103	1,065	1,168	340	(115	)(d)	1,393
Total interest expense	633	6,170	6,803	6,942	(1,282)		12,463
NET INTEREST INCOME	3,573	37,349	40,922	26,915	782		68,619
Provision for loan losses	195	5,159	5,354	3,401	-		8,755
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	3,378	32,190	35,568	23,514	782		59,864
NON-INTEREST INCOME
Service charges and fees on deposit accounts	194	1,937	2,131	5,351	-		7,482
Mortgage lending	225	3,164	3,389	1,611	-		5,000
Government-guaranteed lending	98	3,061	3,159	-			3,159
Gain on sale of available for sale securities	-	1,251	1,251	5,277	-		6,528
Other	140	1,914	2,054	627	-		2,681
Total non-interest income	657	11,327	11,984	12,866	-		24,850
NON-INTEREST EXPENSE
Salaries and employee benefits	1,737	21,276	23,013	15,634	-		38,647
Occupancy and equipment	396	4,920	5,316	3,748	-		9,064
Other	1,103	17,014	18,117	12,607	300	(e)	31,024
Total non-interest expense	3,236	43,210	46,446	31,989	300		78,735
NET INCOME BEFORE INCOME TAXES	799	307	1,106	4,391	482		5,979
Income taxes	270	(3,486)	(3,216)	1,399	185	(f)	(1,632)
NET INCOME	529	3,793	4,322	2,992	297		7,611
Dividends and accretion on preferred stock	122	1,346	1,468	1,063	-		2,531
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$407	$2,447	$2,854	$1,929	$297		$5,080
NET INCOME PER COMMON SHARE
Basic	$0.01	$0.07	$0.08		$0.03		$0.11
Diluted	$0.01	$0.07	$0.08		$0.03		$0.11
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	35,511,770	35,724,513	35,706,494		10,116,936		45,823,429
Diluted	35,534,050	35,796,731	35,774,482		10,139,301		45,913,783

See “Notes to Unaudited Pro Forma Condensed Combined Financial Statements” below for additional information.

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CRESCENT FINANCIAL BANCSHARES, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2011

REFLECTING THE ECB MERGER WITH CRESCENT

(in thousands, except per share amounts)

	Crescent Financial Bancshares, Inc. (As Reported)	ECB Bancorp, Inc. (As Reported)	Adjustments to Reflect ECB Bancorp, Inc. Merger		Crescent Financial Bancshares, Inc. (Pro Forma)
INTEREST INCOME
Loans	$13,362	$28,652	$(500	)(b)	$41,514
Investment securities	870	8,381	-		9,251
Federal funds sold and interest-earning deposits	102	44	-		146
Total interest income	14,334	37,077	(500)		50,911
INTEREST EXPENSE
Deposits	2,035	9,208	(2,333	)(c)	8,910
Short-term borrowings	18	284	-		302
Long-term debt	725	614	(115	)(d)	1,224
Total interest expense	2,778	10,106	(2,448)		10,436
NET INTEREST INCOME	11,556	26,971	1,948		40,475
Provision for loan losses	880	8,483	-		9,363
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	10,676	18,488	1,948		31,112
NON-INTEREST INCOME
Service charges and fees on deposit accounts	516	4,487	-		5,003
Mortgage lending	440	1,300	-		1,740
Government guaranteed lending	476	-	-		476
Gain (loss) on sale of available for sale securities	(38)	2,631	-		2,593
Other	322	527	-		849
Total non-interest income	1,716	8,945	-		10,661
NON-INTEREST EXPENSE
Salaries and employee benefits	5,786	10,869	-		16,655
Occupancy and equipment	953	2,814	-		3,767
Other	4,497	16,318	300	(e)	21,115
Total non-interest expense	11,236	30,001	300		41,537
NET INCOME (LOSS) BEFORE INCOME TAXES	1,156	(2,568)	1,648		236
Income taxes	188	(1,544)	635	(f)	(721)
NET INCOME (LOSS)	968	(1,024)	1,013		957
Dividends and accretion on preferred stock	182	1,063	-		1,245
NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	$786	$(2,087)	$1,013		$(288)
NET INCOME (LOSS) PER COMMON SHARE
Basic	$0.07		$(0.08)		$(0.01)
Diluted	$0.07		$(0.08)		$(0.01)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	10,858,223		10,116,936		20,975,159
Diluted	10,916,115		10,116,936		20,975,159

See “Notes to Unaudited Pro Forma Condensed Combined Financial Statements” below for additional information.

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CRESCENT FINANCIAL BANCSHARES, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Basis of Presentation

The unaudited pro forma condensed combined financial statements included herein have been prepared pursuant to the rules and regulations of the SEC. Certain information and certain footnote disclosures normally included in financial statements prepared in accordance with U.S. generally accepted accounting principles have been omitted pursuant to such rules and regulations; however, management believes that the disclosures are adequate to make the information presented not misleading.

Pro Forma Adjustments

Below is a summary of the adjustments made to develop these unaudited condensed combined pro forma financial statements.

(a)	The adjustments reflected in the pro forma balance sheet are discussed in greater detail in the Purchase Price Allocation Adjustments section below.

(b)	Interest income on loans was adjusted to reflect the difference between the contractual interest earned on loans and estimated income accretion based on current market yields for similar loans.

(c)	Interest expense on deposits was adjusted to reflect the amortization of the estimated time deposit fair value premium.

(d)	Interest expense on long-term debt was adjusted to reflect the amortization of the estimated fair value premium on long-term FHLB advances.

(e)	Other noninterest expense was adjusted to reflect the amortization of the estimated core deposit intangible.

(f)	The estimated tax effect of the adjustments related to the ECB Merger is included as an adjustment to income tax expense.

The accompanying unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and do not reflect the realization of potential cost savings, revenue synergies or any potential restructuring costs.

Purchase Price Allocation Adjustments

The unaudited pro forma condensed combined balance sheet reflects the ECB Merger as if it had been completed on December 31, 2012. Below is a summary of the preliminary purchase price allocation used to develop these condensed combined pro forma balance sheets.

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	ECB Bancorp, Inc. (As Reported)	Adjustments to Reflect ECB Bancorp, Inc. Merger		ECB Bancorp, Inc. (As Adjusted for Purchase Accounting)
Fair value of assets acquired:
Cash and due from banks	$36,081	$-		$36,081
Investment securities available for sale	294,771	-		294,771
Loans held for sale	3,917	-		3,917
Loans, net of allowance for loan losses	499,099	(24,728	)(a)	474,371
Federal Home Loan Bank stock	3,790	-		3,790
Premises and equipment, net	25,569	(2,000	)(b)	23,569
Bank-owned life insurance	12,156	-		12,156
Foreclosed assets	6,413	(1,872	)(c)	4,541
Deferred tax asset, net	5,857	11,381	(d)	17,238
Other intangible assets, net	-	3,000	(e)	3,000
Accrued interest receivable and other assets	11,970	-		11,970
Total assets acquired	899,623	(14,219)		885,404
Fair value of liabilities assumed:
Deposits	751,666	3,500	(f)	755,166
Short-term borrowings and long-term debt	58,942	460	(g)	59,402
Accrued interest payable and other liabilities	5,550	-		5,550
Total liabilities assumed	816,158	3,960		820,118
Net assets acquired	83,465	(18,179)		65,286
Non-controlling interests at fair value:
Preferred stock	17,620	(1,017	)(h)	16,603
Common stock warrant	878	(664	)(i)	214
Total non-controlling interests	18,498	(1,681)		16,817

Bargain purchase gain				7,839	(j)
Purchase price				$40,630

(a)	After estimating estimated lifetime credit losses on the loan portfolio as well as evaluating differences between contractual interest rates and market interest rates for similar loans, we estimated a total loan fair value discount of $35.0 million at December 31, 2012. Since all loans were adjusted to estimated fair value, the historical allowance for loan losses of $10.3 million was eliminated, resulting in a net loan adjustment of $24.7 million.

(b)	Premises and equipment was adjusted by $2.0 million to reduce the value of certain branch offices.

(c)	Foreclosed assets were reduced by $1.9 million based on our estimate of property values given current market conditions and additional discounts anticipated to liquidate these properties.

(d)	The net deferred tax asset is primarily related to the recognition of anticipated differences between certain tax and book bases of assets and liabilities related to purchase accounting, including fair value adjustments discussed elsewhere in this section, along with federal and state net operating losses that we expect to be realizable after the acquisition date.

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(e)	The adjustment for other intangible assets reflects the estimated value of ECB’s core deposit intangible, or CDI. CDI is the present value of the difference between a market participant’s cost of obtaining alternative funds and the cost to maintain the acquired deposit base. The present value is calculated over the estimated life of the acquired deposit base and will be amortized on an accelerated method over that period. Deposit accounts that are included in the CDI include non-interest and interest-bearing demand deposit accounts, money market accounts and savings accounts.

(f)	The adjustment of $3.5 million reflects an estimated time deposit premium, which means that in aggregate, current market rates were lower than contractual rates as of December 31, 2012.

(g)	The fair value premium of $460 thousand for long-term FHLB advances was estimated based on scheduled principal and interest payments, current interest rates for similar maturities and prepayment penalties.

(h)	The $1.0 million discount on ECB’s preferred stock issued to the U.S. Treasury pursuant to TARP reflects our estimate of fair value based on the current market yields on similar classes of preferred stock.

(i)	The $664 thousand discount on the common stock warrant, also issued to the U.S. Treasury, reflects our estimate of fair value based on an option pricing model.

(j)	Bargain purchase gain represents the excess of the fair value of acquired net assets over the sum of the ECB Merger purchase price plus the fair value of non-controlling interests.

Pro Forma Earnings Per Share

The calculation of pro forma weighted average shares outstanding, which is used as the denominator in calculating pro forma earnings per share, assumes the conversion of historical weighted average shares for both periods presented based on the ECB Merger share exchange ratio of 3.55 shares of Crescent common stock for each share of ECB common stock.

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